As filed with the Securities and Exchange Commission on August 2, 2000.

                                                    Registration No. ________
-----------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form S-8

                            REGISTRATION STATEMENT
                                    Under
                          THE SECURITIES ACT OF 1933

                             POTLATCH CORPORATION
                       -------------------------------
           (Exact name of registrant as specified in its charter)

              Delaware                                82-0156045
  (State or other jurisdiction of                  (I.R.S. Employer
  incorporation or organization)                   Identification No.)

      601 West Riverside Avenue                          99201
             Suite 1100                               (Zip Code)
            Spokane, WA
(Address of Principal Executive Offices)

         Potlatch Corporation Savings Plan For Hourly Employees
                         (Full title of the plan)


       Ralph M. Davisson, Esq.                         Copy to:
  Vice President and General Counsel             Blair W. White, Esq.
601 West Riverside Avenue, Suite 1100        Pillsbury Madison & Sutro LLP
         Spokane, WA 99201                           P.O. Box 7880
          (509) 835-1500                        San Francisco, CA 94120
                                                    (415) 983-1000
(Name, address and telephone number,
including area code, of agent for service)


                        CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------
    Title of       Amount      Proposed maximum  Proposed maximum
securities to be    to be       offering price      Aggregate         Amount of
   registered    registered(1)   per share(2)    offering price(2)  registration fee
------------------------------------------------------------------------------------
 Common Stock,
par value $1.00   1,500,000
   per share       shares          $33.875          $50,812,500       $13,414.50
------------------------------------------------------------------------------------

(1) This Registration Statement also covers any additional shares of Common Stock that are issued under the Registrant's Savings Plan For Hourly Employees by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of Registrant's outstanding shares of Common Stock.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1), based upon the average of the high and low sales prices of the Company's Common Stock on the New York Stock Exchange on July 25, 2000.

   In addition, pursuant to Rule 416 (c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Savings Plan for Hourly Employees.

                              -----------------

The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

                                  Part II

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

GENERAL INSTRUCTION E INFORMATION

   This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement on Form S-8 relating to the Potlatch Corporation Savings Plan for Hourly Employees is effective.

   The Form S-8 Registration Statement, filed with the Securities and Exchange Commission on December 2, 1996 (File No. 333-17145), is hereby incorporated by reference.

Item 3.  Incorporation of Documents by Reference.

The following documents previously filed by Registrant with the Commission are hereby incorporated by reference in this Registration Statement:

  (1) Registrant's Annual Report on Form 10-K (File No. 1-5313) for the fiscal year ended December 31, 1999;

  (2) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since December 31, 1999;

  (3) The description of the Common Stock contained in Registrant's
Registration Statement on Form 8-A, including any subsequent amendment or report filed for the purpose of updating such information (File No. 1-5313); and

  (4) The Annual Report on Form 11-K of the Potlatch Corporation Savings Plan for Hourly Employees for the fiscal year ended December 31, 1999.

   In addition, all documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

   Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 5.  Interests of Named Experts and Counsel

   Ralph M. Davisson, Esq. will pass on the legality of the securities offered hereby for the Registrant. Mr. Davisson is Vice President and General Counsel of the Registrant and at June 30, 2000 beneficially owned 47,680 shares of the Registrant's Common Stock, including 37,450 shares that may be acquired within 60 days upon exercise of stock options.

Item 7.  Exhibits.
                                EXHIBITS

Exhibit
Number   Exhibit
5.1 Opinion of Ralph M. Davisson, Vice President and General Counsel of the Registrant, regarding the legality of the securities being registered.

5.2 Internal Revenue Service determination letter regarding qualification of the plan under section 401 of the Internal Revenue Code.
23.1     Consent of KPMG LLP.
23.2     Consent of Ralph M. Davisson (included in Exhibit 5.1).
24.1 Powers of attorney pursuant to which certain officers and directors of the Registrant signed this Registration Statement.

                               SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Spokane, State of Washington, on August 1, 2000.

                                            POTLATCH CORPORATION



                                       By /s/ L. Pendleton Siegel
                                          ------------------------------------
                                              L. Pendleton Siegel
                                              Chairman of the Board and Chief
                                              Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                        Title                        Date

/s/L. Pendleton Siegel        Chairman of the Board and        August 1, 2000
   L. Pendleton Siegel        Chief Executive Officer
                              (Principal Executive Officer)

/s/Gerald L. Zuehlke          Vice President, Finance and      August 1, 2000
   Gerald L. Zuehlke          Chief Financial Officer
                              (Principal Financial Officer)

/s/Terry L. Carter*
   Terry L. Carter            Controller (Principal            August 1, 2000
                              Accounting Officer)

/s/Richard A. Clarke*         Director                         August 1, 2000
   Richard A. Clarke

/s/Kenneth T. Derr*             Director                       August 1, 2000
   Kenneth T. Derr


   Boh A. Dickey                Director                       August 1, 2000

/s/Judith M. Runstad*           Director                       August 1, 2000
   Judith M. Runstad

/s/Vivian W. Piasecki*          Director                       August 1, 2000
   Vivian W. Piasecki

/s/Toni Rembe*                  Director                       August 1, 2000
   Toni Rembe

/s/Reuben F. Richards*          Director                       August 1, 2000
   Reuben F. Richards

/s/Robert G. Schwartz*          Director                       August 1, 2000
   Robert G. Schwartz

/s/Charles R. Weaver*           Director                       August 1, 2000
   Charles R. Weaver

/s/Frederick T. Weyerhaeuser*   Director                       August 1, 2000
   Frederick T. Weyerhaeuser

/s/William T. Weyerhaeuser*     Director                       August 1, 2000
   William T. Weyerhaeuser

* By  /s/Ralph M. Davisson
         Ralph M. Davisson
         Attorney-in-Fact

THE PLAN.
   Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Spokane, State of Washington, on August 1, 2000.

                                      POTLATCH CORPORATION
                                      SAVINGS PLAN FOR HOURLY
                                      EMPLOYEES

                                      By:  POTLATCH CORPORATION

                                      By: /s/ L. Pendleton Siegel
                                              Name: L. Pendleton Siegel
                                              Title: Chairman of the Board and
                                                      Chief Executive Officer

                          INDEX TO EXHIBITS

  Exhibit Number

       5.1                  Opinion of Ralph M. Davisson, Vice
                            President and General Counsel of the
                            Registrant, regarding the legality of the securities being registered.

       5.2 Internal Revenue Service determination letter regarding qualification of the plan under section 401 of the Internal Revenue Code.

      23.1                  Consent of KPMG LLP.

      23.2                  Consent of Ralph M. Davisson, Vice
                            President and General Counsel of the
                            Registrant (included in Exhibit 5.1).

      24.1                  Powers of Attorney pursuant to which
                            certain officers and directors of the
                            Registrant signed this Registration
                            Statement.

                                                                  EXHIBIT 5.1
                 [Letterhead of Potlatch Corporation]

                            August 1, 2000
Potlatch Corporation
601 West Riverside Avenue
Suite 1100
Spokane, WA 99201

    Re: Registration Statement on Form S-8

Ladies and Gentlemen:

   With reference to the Registration Statement on Form S-8 to be filed by Potlatch Corporation, a Delaware corporation (the "Company"), with the Securities and Exchange Commission under the Securities Act of 1933, relating to 1,500,000 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), issuable pursuant to the Potlatch Corporation Savings Plan For Hourly Employees (the "Plan"), it is my opinion that such shares of the Common Stock of the Company, when issued and sold in accordance with the Plan, will be legally issued, fully paid and nonassessable.

   I hereby consent to the filing of this opinion with the Securities and Exchange Commission as Exhibit 5.1 to the Registration Statement.

                                      Very truly yours,


                                     /s/ Ralph M. Davisson
                                         Vice President and
                                         General Counsel

                                                                  EXHIBIT 5.2
                                         DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE
DISTRICT DIRECTOR
915 SECOND AVENUE, MS 510
SEATTLE, WA 98174
                                        Employer Identification Number:
                                              82-0156045
Date: Jan. 20, 1997                     File Folder Number:
                                              680007374
                                        Person to Contact:
                                              DEBRA WITSOE
                                        Contact Telephone Number:
                                              (206) 220-6080
                                        Plan Name:
                                          POTLATCH CORPORATION
                                          SAVINGS PLAN FOR HOURLY
                                          EMPLOYEES
                                        Plan Number: 042

Dear Applicant:

   We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

   Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-1(b)(3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

   The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

   This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

   This determination is subject to your adoption of the proposed amendments submitted in your letter dated July 19, 1`996. The proposed amendments should be adopted on or before the date prescribed by the regulations under Code section 401(b).

   This determination letter is applicable for the amendment(s) adopted on December 21, 1994.

   This plan has been mandatorily disaggregated, permissively aggregated, or restructured to satisfy the nondiscrimination requirements.

   This letter is issued under Rev. Proc. 93-39 and considers the amendments required by the Tax Reform Act of 1986 except as otherwise specified in this letter.

   This letter may not be relied upon with respect to whether the plan satisfies the qualification requirements as amended by the Uruguay Round Agreements Act, Pub. L. 103-465.

   The information on the enclosed addendum is an integral part of this determination. Please be sure to read and keep it with this letter.

   If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                           Sincerely yours,


                                           /s/Steven A. Jensen
                                              District Director

Enclosure(s):
Publication 794
Addendum




POTLATCH CORPORATION

   This plan also satisfies the requirements of Code section 401(k).

   This determination letter applies to the Potlatch Corporation Savings Plan for Hourly Employees of the Wood Products Group.

                                                             EXHIBIT 23.1
           CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
Potlatch Corporation:
   We consent to the use of our report dated January 26, 2000, included in Potlatch Corporation's Annual Report on Form 10-K for the year ended
December 31, 1999, incorporated herein by reference and to the use of our report dated April 28, 2000 included in the Annual Report on Form 11-K of the Potlatch Corporation Savings Plan for Hourly Employees for the year ended December 31, 1999, incorporated herein by reference.

                                          KPMG LLP

Portland, Oregon
August 1, 2000

                                                             EXHIBIT 24.1
                             POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form
S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation Hourly Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.


                                      Terry L. Carter
                                      Controller

                                                            EXHIBIT 24.1
                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation Hourly Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.


                                           Richard A. Clarke
                                           Director

                                                                EXHIBIT 24.1
                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation Hourly Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.


                                           Kenneth T. Derr
                                           Director

                                                                EXHIBIT 24.1
                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation Hourly Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.



                                           Judith M. Runstad
                                           Director

                                                               EXHIBIT 24.1
                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation Hourly Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.


                                           Vivian W. Piasecki
                                           Director

                                                               EXHIBIT 24.1
                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation Hourly Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.


                                            Toni Rembe
                                            Director

                                                                EXHIBIT 24.1
                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation Hourly Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.


                                            Reuben F. Richards
                                            Director

                                                               EXHIBIT 24.1
                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation Hourly Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.


                                           Robert G. Schwartz
                                           Director

                                                              EXHIBIT 24.1
                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation Hourly Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.


                                            Charles R. Weaver
                                            Director

                                                                EXHIBIT 24.1
                           POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation Hourly Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.


                                           Frederick T. Weyerhaeuser
                                           Director

                                                                EXHIBIT 24.1
                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:
   I, the undersigned, do hereby make, constitute and appoint Ralph M. Davisson, Hubert D. Travaille and Michael W. DeGenring, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Potlatch Corporation Hourly Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of December 2, 1999.


                                            William T. Weyerhaeuser
                                            Director


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